SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance New York Municipal Income Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Dear Shareholder:

The Special Meeting of Shareholders of Eaton Vance New York Municipal Income Trust scheduled for June 25, 2021 at 11:30 a.m. Eastern Time was adjourned to July 14, 2021 at 11:30 a.m. Eastern Time to allow more time for shareholders to vote. Please take a moment of your time to review the Fund’s Proxy Statement and vote your shares today.

Your vote is extremely important no matter how many shares you own.

CLICK HERE TO VIEW THE FUND’S PROXY STATEMENT AND VOTE YOUR SHARES.

Your Investor Reference Number is: [Reference Number]

You may also cast your vote by replying to this email with your voting instructions or by calling (800) 791-3319 Monday – Friday between 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your time and effort regarding this matter.

Eaton Vance New York Municipal Income Trust

SCRIPT 1: Live

This is Tom Faust, President and Chief Executive Officer of Eaton Vance Management and a Trustee of Eaton Vance New York Municipal Income Trust.

I understand that you or someone else in your household owns shares of this Fund.

I am calling in connection with the Fund’s upcoming special meeting of shareholders, which has been adjourned to July 14th to allow more time for shareholders to vote. At the meeting, Fund shareholders are being asked to approve the liquidation and termination of the Fund.

Please vote your shares in support of the Fund’s liquidation now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

Thank you for your assistance.

SCRIPT 2 – Live and machines

This is Tom Faust, President and Chief Executive Officer of Eaton Vance Management and a Trustee of Eaton Vance New York Municipal Income Trust.

I understand that you or someone else in your household owns shares of this Fund.

I am calling in connection with the Fund’s upcoming special meeting of shareholders, which has been adjourned to July 14th to allow more time for shareholders to vote. At the meeting, Fund shareholders are being asked to approve liquidation and termination of the Fund.

Please vote your shares in support of the Fund’s liquidation now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

If you are receiving this message on your voicemail, please contact us at 1-800-791-3319 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time. That’s 1-800-791-3319. No personal information is required during this call and it will only take a few minutes.

Thank you for your assistance.

SCRIPT 3 – Machines only

This is Tom Faust, President and Chief Executive Officer of Eaton Vance Management and a Trustee of Eaton Vance New York Municipal Income Trust.

I understand that you or someone else in your household owns shares of this Fund.

I am calling in connection with the Fund’s upcoming special meeting of shareholders, which has been adjourned to July 14th to allow more time for shareholders to vote. At the meeting, Fund shareholders are being asked to approve liquidation and termination of the Fund.

If you are receiving this message on your voicemail, please contact us at 1-800-791-3319 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time. That’s 1-800-791-3319. No personal information is required during this call and it will only take a few minutes of your time.

Thank you for your assistance.